Supplement dated January 18, 2018
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following fund (the
Fund):
Fund	Prospectus Dated	SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – CenterSquare Real Estate Fund	5/1/2017	1/2/2018
Prior to January 5, 2018, the Fund's subadviser, CenterSquare Investment Management, Inc. was 100% indirectly owned by BNY Mellon (“BNY”).  On January 5, 2018, BNY sold its interest in CenterSquare Investment Management, Inc. to a private equity firm, Lovell Minnick Partners, LLC and employees of CenterSquare Investment Management, Inc. (the “Transaction”).  The closing of the Transaction resulted in a change of control under the Investment Company Act of 1940, as amended, and the automatic termination of the previous subadvisory agreement between Columbia Management Investment Advisers, LLC (the “Investment Manager”) and CenterSquare Investment Management, Inc.  At a meeting of the Fund's Board of Trustees (the “Board”) on November 15-17, 2017, the Board approved a new subadvisory agreement (the “Subadvisory Agreement”) between the Investment Manager and the new CenterSquare entity, CenterSquare Investment Management LLC. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreement will be available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2017.
Effective immediately, all references to CenterSquare Investment Management, Inc., as subadviser to the Fund, are hereby changed to CenterSquare Investment Management LLC.
Shareholders should retain this Supplement for future reference.
S-6546-100 A (1/18)